Computational Materials

$690,717,000 (Approximately)

Offered Certificates

  Sequoia Mortgage Trust Series 2004-11

Mortgage Pass-Through Certificates

Adjustable Rate Residential Mortgage Loans

RWT Holdings, Inc.

Seller

Sequoia Residential Funding, Inc.

Depositor

Wells Fargo Bank, N.A.

Master Servicer and Custodian

November 15, 2004

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates.  The issuer of these securities has not prepared or taken part in the preparation of these materials.  None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission.  The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein.  As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication.  A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that residential mortgage-backed securities may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk.  Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

FOR ADDITIONAL INFORMATION PLEASE CALL:

Banking / Deal Management

Matt Whalen                                                   (212) 449-0752

Paul Park                                                         (212) 449-6380

Tom Saywell                                                   (212) 449-2122

Alan Chan                                                       (212) 449-8140

Fred Hubert                                                     (212) 449-5071

Alice Chang                                                    (212) 449-1701

Sonia Lee                                                        (212) 449-5067

Oleg Saitskiy                                                   (212) 449-1901

Keith Singletary                                              (212) 449-9431

Calvin Look                                                    (212) 449-5029

Trading

Scott Soltas                                                     (212) 449-3659

Charles Sorrentino                                          (212) 449-3659

Edgar Seah                                                      (212) 449-3659

Research

Glenn Costello                                                (212) 449-4457

DEAL STRUCTURE SUMMARY:

SEQUOIA MORTGAGE TRUST 2004-11

Mortgage Pass-Through Certificates

$690,717,000 (Approximate, Subject to Final Collateral)

Offered Certificates

Adjustable Rate Residential Mortgage Loans

Class	Principal Balance (1)	WAL (Yrs) (Call/Mat)(2)	Pymt Window (Months) (Call/Mat)(2)	Certificate Interest Rates	Tranche Type	Expected Rtgs S&P/Moody’s/Fitch
A-1	$432,696,000	3.91/4.30	1 – 118 / 1 – 359	Floater (3)	Senior	AAA/Aaa/AAA
A-2	$ 86,602,000	3.91/4.30	1 – 118 / 1 – 358	Floater (4)	Senior	AAA/Aaa/AAA
A-3	$171,419,000	3.64/3.80	1 – 118 / 1 – 211	Floater (5)	Senior	AAA/Aaa/AAA
X-A1	$519,298,000 (6) (7)				Notional/Senior	AAA/Aaa/AAA
X-A2	$171,419,000 (6)				Notional/Senior	AAA/Aaa/AAA
X-B	$ 15,031,000 (6) (8)				Notional/Senior	AAA/Aaa/AAA
A-R	$ 100	Information Not Provided Hereby			Residual	AAA/Aaa/AAA
B-1	$ 8,947,000				Subordinate	AA/Aa2/AA
B-2	$ 6,084,000				Subordinate	A/A2/A
B-3	$ 4,294,000				Subordinate	BBB/Baa2/BBB
B-4	$ 1,431,000				Subordinate	BB+/Ba2/BB
B-5	$ 1,431,000				Subordinate	BB-/B2/B
B-6	$ 2,867,069				Subordinate	NR/NR/NR
Total	$715,771,169

(1)      Distributions on the Class A-1 Certificates will be primarily derived from one-month and six-month LIBOR adjustable rate mortgage loans (“Group 1 Mortgage Loans”, as described herein).  Distributions on the Class A-2 Certificates will be primarily derived from six-month LIBOR adjustable rate mortgage loans (“Group 2 Mortgage Loans”, as described herein).  Distributions on the Class A-3 Certificates will be primarily derived from one-month and six-month LIBOR adjustable rate mortgage loans (“Group 3 Mortgage Loans”, as described herein).  Distributions on the Subordinate Certificates will be derived from all Mortgage Loans (as described herein).  Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance.

(2)      The WAL and Payment Windows to Call for the Class A-1, Class A-2 and Class A-3 Certificates are shown to the Clean-Up Call Date at pricing speed of 20% CPR.  The WAL and Payment Windows to Maturity for the Class A-1, Class A-2 and Class A-3 Certificates are shown at pricing speed of 20% CPR (as described herein).

(3)      The Class A-1 Certificates will initially have an interest rate equal to the least of (i) One-Month LIBOR plus [ ] bps (which margin doubles on the first distribution date after the Clean-Up Call Date (as described herein)), (ii) the Group 1 Net WAC (as described herein) and (iii) 11.50%.

(4)      The Class A-2 Certificates will initially have an interest rate equal to the least of (i) Six-Month LIBOR plus [ ] bps (which margin doubles on the first distribution date after the Clean-Up Call Date (as described herein)), (ii) the Group 2 Net WAC (as described herein) and (iii) 11.50%.  In the case of the Class A-2 Certificates, Six-Month LIBOR will reset every 6 months beginning with the first Distribution Date in December 2004.

(5)      The Class A-3 Certificates will initially have an interest rate equal to the least of (i) One-Month LIBOR plus [ ] bps (which margin doubles on the first distribution date after the Clean-Up Call Date (as described herein)), (ii) the Group 3 Net WAC (as described herein) and (iii) 11.50%.

(6)      Balances shown with respect to the Class X-A and Class X-B Certificates are notional balances.  Such classes are interest-only certificates and will not be entitled to distributions of principal.

(7)      The balance shown is the combined initial notional amount of the two components that make up the Class X-A1 certificates. Such class is interest-only and will not be entitled to distributions of principal. Interest will accrue on the Class X-A1 Certificates as described in the Prospectus Supplement.

(8)      The balance shown is the combined initial notional amount of the two components that make up the Class X-B certificates. Such class is interest-only and will not be entitled to distributions of principal. Interest will accrue on the Class X-B Certificates as described in the Prospectus Supplement.

Depositor:

Sequoia Residential Funding, Inc.

Joint Lead Managers:                Merrill Lynch, Pierce, Fenner & Smith Incorporated and Banc of America Securities LLC

Co-Managers:                            Greenwich Capital Markets, Inc. and Morgan Stanley & Co. Incorporated

Master Servicer:                        Wells Fargo Bank, N.A.

Trustee:                                      HSBC Bank USA.

Custodian:                                  Wells Fargo Bank, N.A.

Rating Agencies:                       S&P, Moody’s and Fitch will rate the Offered Certificates. It is expected that the Certificates will be assigned the credit ratings on page 4 of this Preliminary Term Sheet.

Cut-off Date:                             November 1, 2004.

Pricing Date:                              On or about November [17], 2004.

Closing Date:                             On or about November 23, 2004.

Distribution Dates:                    The 20th day of each month (or if not a business day, the next succeeding business day), commencing in December 2004.

Certificates:                               The “Senior Certificates” will consist of the Class A-1, Class A-2, Class A-3 (together, the “Class A Certificates”), the Class X-A1, Class X-A2 and Class X-B (together, the “Class X Certificates”) and Class A-R Certificates. The “Subordinate Certificates” will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates”.

Offered Certificates:                  Only the Class A-1, Class A-2, Class A-3, Class X-A1, Class X-A2, Class X-B, Class B-1, Class B-2 and Class B-3 Certificates (collectively, the “Publicly Offered Certificates”) are being offered publicly.  The Class A-1, Class A-2 and Class A-3 are being offered hereby.

Accrued Interest:                       The Class A-1, Class A-2 and Class A-3 will settle flat.

Accrual Period:                          The interest accrual period (the “Accrual Period”) with respect to the Class A-1, Class A-2 and Class A-3 Certificates for each Distribution Date will be the period beginning on the 20th day of the month prior to such Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the 19th day of the month of such Distribution Date on a 30/360 basis.

Registration:                              The Offered Certificates will be made available in book-entry form through DTC, and upon request only, through Clearstream, Luxembourg and the Euroclear system.

Federal Tax Treatment:             It is anticipated that the Offered Certificates will represent ownership of REMIC regular interests along with rights under interest rate cap agreements held outside the REMIC for tax purposes.

ERISA Eligibility:                     The Offered Certificates are expected to be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of any of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or other similar laws.

SMMEA Treatment:                  The Senior Certificates (other than the Class A-R Certificates) and the Class B-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.

Clean-Up Call:                           The terms of the transaction allow for an optional termination of the trust and retirement of the Certificates on the date (the “Clean-Up Call Date”) on which the aggregate principal balance of the Mortgage Loans is equal to 10% or less of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Pricing Prepayment

Speed:                                        The Offered Certificates will be priced to a prepayment speed of 20% CPR.

Mortgage Loans:                       The trust will consist of 3 groups of approximately 1,975 adjustable rate, prime quality mortgage loans secured by first liens on one- to four-family residential properties. The information on the Mortgage Loans described herein is based on the pool of approximately $715,771,169 aggregate principal balance of Mortgage Loans as the Cut-off Date.  Approximately 43.86% and 56.14% of the Mortgage Loans are one-month LIBOR indexed and six-month LIBOR indexed Mortgage Loans, respectively.

Group 1

Mortgage Loans:                       As of the Cut-off Date, the Group 1 Mortgage Loans have an aggregate principal balance of approximately $448,390,267, which equals approximately 62.64% of the Mortgage Loans.

Approximately 50.00% and 50.00% of the Group 1 Mortgage Loans are one-month and six-month LIBOR indexed Mortgage Loans, respectively.  Approximately 5.65% and 94.24% of the Group 1 Mortgage Loans are scheduled to pay interest only for the first 5 and 10 years, respectively.  After such 5-year or 10-year interest-only term, the Mortgage Loans are scheduled to amortize on a 25-year, 20-year or 15-year fully amortizing basis.

Group 2

Mortgage Loans:                       As of the Cut-off Date, the Group 2 Mortgage Loans have an aggregate principal balance of approximately $89,743,871, which equals approximately 12.54% of the Mortgage Loans.

All of the Group 1 Mortgage Loans are six-month LIBOR indexed Mortgage Loans.  Approximately 13.06% and 86.94% of the Group 2 Mortgage Loans are scheduled to pay interest only for the first 5 and 10 years, respectively.  After such 5-year or 10-year interest-only term, the Mortgage Loans are scheduled to amortize on a 25-year, 20-year or 15-year fully amortizing basis.

Group 3

Mortgage Loans:                       As of the Cut-off Date, the Group 3 Mortgage Loans have an aggregate principal balance of approximately $177,637,031, which equals approximately 24.82% of the Mortgage Loans.

Approximately 50.50% and 49.50% of the Group 3 Mortgage Loans are one-month and six-month LIBOR indexed Mortgage Loans, respectively.  All of the Group 3 Mortgage Loans are scheduled to pay interest only for the first 10 years.  After such 10-year interest-only term, the Mortgage Loans are scheduled to amortize on a 15-year fully amortizing basis.

Group Subordinate

Amount:                                     For any Distribution Date and for each Group, the excess of the aggregate of the principal balances of the Mortgage Loans in such Group at the beginning of the related collection period over the Principal Balance of the related Class A Certificates immediately before such Distribution Date.

Delay Days:                               The Class A-1, Class A-2 and Class A-3 Certificates will have 0 delay days.

Net WAC Caps:                         In the case of the Class A-1, Class A-2 and Class A-3 Certificates, the weighted average of the net mortgage rates for the Mortgage Loans in the related Group.

The Class A-1 and Class A-3 Certificates will have a coupon equal to the least of (i) one-month LIBOR plus the related margin, (ii) the related Net WAC Cap and (iii) 11.50%.

The Class A-2 Certificates will have a coupon equal to the least of (i) the six-month LIBOR plus the related margin, (ii) the related Net WAC Cap and (iii) 11.50%.

                                                   If on any Distribution Date, the Certificate Interest Rate of the Class A-1, Class A-2 or Class A-3 Certificates is subject to the related Net WAC Cap, such Certificates become entitled to payment of an amount equal to the sum of (i) the excess of (a) interest accrued at the respective Certificate Interest Rate (without giving effect to the related Net WAC Cap) over (b) the amount of interest received on such Certificates based on the related Net WAC Cap, plus (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the then applicable Certificate Interest Rate without giving effect to the related Net WAC Cap (together, a “Net WAC Shortfall”) from amounts on deposit in the Reserve Fund.

Reserve Fund:                            As of the Closing Date, the “Reserve Fund” will be established on behalf of the Class A-1, Class A-2 and Class A-3 Certificates (together, the “LIBOR Certificates”).  The Reserve Fund will be funded with any excess interest available as described in “Certificates Priority of Distributions” herein.  The Reserve Fund will not be an asset of the REMIC.  On any Distribution Date, the LIBOR Certificates will be entitled to receive payments from the Reserve Fund in an amount equal to the related Net WAC Shortfall amount for such Distribution Date, if any.  Any amounts remaining in the Reserve Fund after such distribution will be distributed to the related Class X Certificates.

Credit Enhancement:                 Senior/subordinate, shifting interest structure.

Certificates	S&P/Moody's/Fitch	Bond Sizes*	Initial Subordination*
Senior Certificates	AAA/Aaa/AAA	96.50%	3.50%

                                                   *Preliminary and subject to revision.

Shifting Interest:                        Until the first Distribution Date occurring on or after December 2014, the Subordinate Certificates will be locked out from receipt of all scheduled and unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their pro-rata share of scheduled principal and increasing portions of principal prepayments.  There is no scheduled principal due on certain of the Mortgage Loans for the first five years and for other Mortgage Loans for the first ten years following origination.

The prepayment percentages on the Subordinate Certificates are as follows:

                                                               December 2004 – November 2014                                    0% Pro Rata Share

December 2014 – November 2015                                    30% Pro Rata Share

December 2015 – November 2016                                    40% Pro Rata Share

                                                               December 2016 – November 2017                                    60% Pro Rata Share

                                                               December 2017 – November 2018                                    80% Pro Rata Share

                                                               December 2018 and after                                                  100% Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates reaches twice the initial subordination, all principal (scheduled principal and prepayments) will be paid pro-rata between the Senior and Subordinate Certificates (subject to performance triggers). However, if the credit enhancement provided by the Subordinate Certificates has reached twice the initial subordination prior to the Distribution Date in December 2007 (subject to performance triggers), then the Subordinate Certificates will be entitled to only 50% of their pro-rata share of principal (scheduled principal and prepayments).

Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates.  In the event the current senior percentage for a group (aggregate principal balance of the related class of Class A Certificates, divided by the aggregate principal balance of the Mortgage Loans in that group) exceeds the initial senior percentage for such group (aggregate principal balance of the related Class of Class A Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans in that group as of the Cut-off date), the related class of Class A Certificates will receive all principal prepayments from the Mortgage Loans in that group regardless of any prepayment percentages as described above.

Allocation of

Realized Losses:                        Any realized losses, on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their alpha numerical Class designations, in each case until the respective class principal balance has been reduced to zero; thereafter, to the related Class A Certificates, pro rata, in reduction of their respective certificate principal balances.

Certificates’ Priority of

Distributions:                      Available funds from the Mortgage Loans will be distributed in the following order of priority:

1)

Class A, Class X and Class A-R Certificates, accrued and unpaid interest at the related Certificate Interest Rate, from the related Mortgage Loans; provided that, to the extent of any Net WAC Shortfall amount for such Distribution Date with respect to each of the LIBOR certificates, the amount of interest otherwise distributable to the related Class X Certificates shall be deposited in the Reserve Fund.

2)	Class A-R Certificates, principal allocable to such class
3)

Concurrently to the Class A Certificates:

Class A-1, Class A-2, Class A-3 Certificates, generally based on principal collected on the related Mortgage Loans, until their respective class principal amounts are reduced to zero.*

4)	Class B-1 Certificates, accrued and unpaid interest at the related Certificate Interest Rate.
5)	Class B-1 Certificates, principal allocable to such class.
6)	Class B-2 Certificates, accrued and unpaid interest at the related Certificate Interest Rate.
7)	Class B-2 Certificates, principal allocable to such class.
8)	Class A-1, Class A-2 and Class A-3 Certificates, the related Net WAC Shortfall amount, from the Reserve Fund.
9)	Class B-1 Certificates, the related Net WAC Shortfall Amount, from the Reserve Fund.
10)	Class B-2 Certificates, the related Net WAC Shortfall Amount, from the Reserve Fund.
11)	Class X Certificates, the excess amounts related to each Class X Certificate, from the Reserve Fund.
12)

Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and the respective shares of principal allocable to such classes.

13)	Class A-R Certificate, any remaining amount.

* In certain limited circumstances described in the prospectus supplement, Senior Certificates may receive principal from an unrelated Mortgage Loan group, to the extent not received from the related Mortgage Loan group.

Group 1 Net WAC Cap Schedule for Class A-1

Group 2 Net WAC Cap Schedule for Class A-2

Group 3 Net WAC Cap Schedule for Class A-3

Assumptions:
20% CPR Hard Cap: 11.50% To Call Initial 1 Month LIBOR: 2.10125% Initial 6 Month LIBOR: 2.49000%

Assumed Mortgage Loan Characteristics

							Remaining
				Current	Original	Remaining	Interest-				Next Rate
			Current	Net	Term to	Term to	Only		Minimum	Maximum	Adjustment
Mortgage	Loan	Principal	Mortgage	Mortgage	Maturity	Maturity	Term	Gross	Mortgage	Mortgage	Date
Pool	Type	Balance($)	Rate(%)	Rate(%)	(Months)	(Months)	(Months)	Margin(%)	Rate(%)	Rate(%)	(Months)
1	One-Month LIBOR	108,993.28	3.75000	3.36550	360	357	0	2.25000	2.25000	12.50000	1
1	One-Month LIBOR	7,097,850.00	3.56584	3.18134	360	359	59	1.80219	1.80219	12.00000	1
1	One-Month LIBOR	216,988,173.30	3.39684	3.00774	330	329	119	1.60383	1.60383	12.03992	1
1	Six-Month LIBOR	400,000.00	3.75000	3.36550	360	358	0	2.25000	2.25000	12.50000	4
1	Six-Month LIBOR	18,240,150.00	3.86078	3.47628	360	359	59	1.92663	1.92663	12.00000	5
1	Six-Month LIBOR	205,555,100.63	3.66578	3.28101	337	335	119	1.72141	1.72141	12.07695	5
2	Six-Month LIBOR	11,718,500.00	3.71344	3.32894	360	358	58	1.86311	1.86311	12.00000	5
2	Six-Month LIBOR	78,025,370.64	3.67643	3.29193	336	335	119	1.72923	1.72923	12.08627	5
3	One-Month LIBOR	89,710,793.39	3.22921	2.96971	300	211	31	1.71863	1.71863	12.36141	1
3	Six-Month LIBOR	87,926,237.88	3.38131	3.12181	300	211	31	1.89082	1.89082	12.73558	3

The Group 1 Net WAC Cap, Group 2 Net WAC Cap and Group 3 Net WAC Cap are calculated using the above noted assumptions. In addition, 1 Month LIBOR and 6 Month LIBOR each increase to 20% after the first period.

Distribution Period	Group 1 Net WAC Cap(1) (2)	Group 2 Net WAC Cap(2)	Group 3 Net WAC Cap(1) (2)
1	3.16%	3.30%	3.04%
2	3.31%	3.30%	3.34%
3	7.47%	3.30%	7.66%
4	7.47%	3.30%	11.50%
5	7.48%	3.30%	11.50%
6	11.50%	11.50%	11.50%
7 and after	11.50%	11.50%	11.50%

                                                            (1)  1 Month LIBOR has a lookback period of 25 days.

(2)      6 Month LIBOR has a lookback period of 30 days.

Total Mortgage Loans As of the Cut-off Date

BALANCE	$715,771,169.12
NUMBER OF LOANS	1,975

		Minimum	Maximum
AVG CURRENT BALANCE	$362,415.78	$3,212.59	$5,800,000.00
AVG ORIGINAL BALANCE	$375,047.13	$21,000.00	$5,800,000.00

WAVG LOAN RATE	3.501%	2.250%	5.000%
WAVG EXPENSE FEE(1)	0.355%	0.260%	0.760%
WAVG NET LOAN RATE	3.146%	1.991%	4.616%

WAVG GROSS MARGIN	1.716%	0.875%	3.000%
WAVG MAXIMUM LOAN RATE	12.180%	11.000%	13.750%

WAVG ORIGINAL LTV	71.70%	2.00%	100.00%
WAVG EFFECTIVE LTV(2)	68.20%	2.00%	95.00%

WAVG CREDIT SCORE(3)	734	473	838

WAVG ORIGINAL TERM	327 months	300 months	360 months
WAVG REMAINING TERM	304 months	202 months	360 months
WAVG SEASONING	23 months	0 months	98 months

WAVG NEXT RATE RESET	3 months	1 months	6 months
WAVG RATE ADJ FREQ	4 months	1 months	6 months
WAVG FIRST RATE ADJ FREQ	4 months	1 months	6 months

WAVG IO ORIGINAL TERM (4)	117 months	60 months	120 months
WAVG IO REMAINING TERM (4)	94 months	22 months	120 months

TOP STATE CONCENTRATIONS($)	CA(25.42%),FL(11.74%),NY(6.72%),NJ(4.28%),CO(3.96%)
MAXIMUM ZIP CODE CONCENTRATION($)	34228(0.89%)

FIRST PAY DATE		10/01/96	12/01/04
NEXT RATE CHANGE DATE		12/01/04	05/01/05
MATURITY DATE		09/01/21	11/01/34

(1)     Expense Fee is defined as the sum of the servicing fee and the trustee fee.

(2)     Effective LTV is defined as the following: original loan balance less amount of the pledge account divided by the lesser of the appraised value or sales price of the property.

(3)     Original Credit Scores for Group 1 and 2 Loans. Credit Scores as of November 2004 for Group 3 Loans.

(4)     Includes Interest-Only Loans only.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
INDEX	Mortgage Loans	Cut-off Date	Cut-off Date
1 M LIBOR	768	$313,905,809.97	43.86%
6 M LIBOR	1,207	401,865,359.15	56.14
Total:	1,975	$715,771,169.12	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
DELINQUENCY	Mortgage Loans	Cut-off Date	Cut-off Date
Current	1,975	$715,771,169.12	100.00%
Total:	1,975	$715,771,169.12	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
CURRENT BALANCE ($)	Mortgage Loans	Cut-off Date	Cut-off Date
3,212.59 to 100,000.00	214	$14,164,913.57	1.98%
100,000.01 to 200,000.00	485	73,099,942.89	10.21
200,000.01 to 300,000.00	388	96,379,608.68	13.47
300,000.01 to 400,000.00	282	98,334,197.61	13.74
400,000.01 to 500,000.00	204	91,720,923.16	12.81
500,000.01 to 600,000.00	128	70,995,095.05	9.92
600,000.01 to 700,000.00	70	45,771,482.74	6.39
700,000.01 to 800,000.00	60	45,123,142.76	6.30
800,000.01 to 900,000.00	24	20,757,372.10	2.90
900,000.01 to 1,000,000.00	53	52,285,655.01	7.30
1,000,000.01 to 1,500,000.00	42	51,903,354.35	7.25
1,500,000.01 to 2,000,000.00	15	26,484,437.64	3.70
2,000,000.01 to 2,500,000.00	5	11,744,965.00	1.64
2,500,000.01 to 3,000,000.00	3	8,057,500.00	1.13
3,000,000.01 to 5,800,000.00	2	8,948,578.56	1.25
Total:	1,975	$715,771,169.12	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
LOAN RATE (%)	Mortgage Loans	Cut-off Date	Cut-off Date
2.250 to 2.250	1	$1,100,000.00	0.15%
2.251 to 2.500	8	4,275,210.66	0.60
2.501 to 2.750	25	9,489,212.18	1.33
2.751 to 3.000	151	78,482,985.06	10.96
3.001 to 3.250	364	145,625,331.58	20.35
3.251 to 3.500	440	154,801,382.88	21.63
3.501 to 3.750	479	166,413,753.88	23.25
3.751 to 4.000	343	117,873,913.38	16.47
4.001 to 4.250	117	25,302,786.15	3.54
4.251 to 4.500	31	9,955,417.76	1.39
4.501 to 4.750	14	1,776,675.59	0.25
4.751 to 5.000	2	674,500.00	0.09
Total:	1,975	$715,771,169.12	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
GROSS MARGIN (%)	Mortgage Loans	Cut-off Date	Cut-off Date
0.875	2	$1,730,870.76	0.24%
1.000	5	2,128,550.00	0.3
1.125	26	10,381,754.48	1.45
1.250	55	19,518,835.85	2.73
1.375	229	109,357,299.49	15.28
1.500	284	112,720,404.77	15.75
1.625	288	105,615,939.25	14.76
1.750	251	102,093,664.60	14.26
1.875	202	74,737,939.02	10.44
2.000	226	81,136,541.41	11.34
2.125	113	38,118,901.31	5.33
2.250	188	43,752,520.77	6.11
2.375	31	4,961,698.26	0.69
2.500	18	3,639,591.35	0.51
2.625	25	2,057,095.83	0.29
2.750	31	3,707,561.97	0.52
3.000	1	112,000.00	0.02
Total:	1,975	$715,771,169.12	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
ORIGINAL TERM (Months)	Mortgage Loans	Cut-off Date	Cut-off Date
300	1041	$396,353,475.78	55.37%
360	934	319,417,693.34	44.63
Total:	1,975	$715,771,169.12	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
REMAINING TERM (Months)	Mortgage Loans	Cut-off Date	Cut-off Date
202 to 204	7	$2,087,372.12	0.29%
205 to 210	216	67,737,379.90	9.46
211 to 216	319	107,812,279.25	15.06
283 to 288	1	324,016.15	0.05
289 to 294	2	277,995.39	0.04
295 to 300	496	218,114,432.97	30.47
331 to 336	1	115,000.00	0.02
343 to 348	3	1,112,700.00	0.16
349 to 354	12	3,238,445.79	0.45
355 to 360	918	314,951,547.55	44
Total:	1,975	$715,771,169.12	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
IO REMAINING TERM (Months) (1)	Mortgage Loans	Cut-off Date	Cut-off Date
22 to 24	7	$2,087,372.12	0.29%
25 to 30	216	67,737,379.90	9.47
31 to 36	320	107,927,279.25	15.09
43 to 48	3	1,112,700.00	0.16
49 to 54	4	1,289,750.00	0.18
55 to 60	104	34,539,050.00	4.83
103 to 108	1	324,016.15	0.05
109 to 114	10	2,226,691.18	0.31
115 to 120	1,308	498,017,937.24	69.63
Total:	1,973	$715,262,175.84	100.00%
(1) Interest-Only Loans only.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
PREPAY TERM (Months)	Mortgage Loans	Cut-off Date	Cut-off Date
0	1,565	$593,215,158.01	82.88%
36	410	122,556,011.11	17.12
Total:	1,975	$715,771,169.12	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
RATE CHANGE DATE	Mortgage Loans	Cut-off Date	Cut-off Date
December 2004	831	$333,718,184.92	46.62%
January 2005	105	36,944,617.87	5.16
February 2005	102	30,016,989.60	4.19
March 2005	147	49,273,730.02	6.88
April 2005	432	143,637,406.79	20.07
May 2005	358	122,180,239.92	17.07
Total:	1,975	$715,771,169.12	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
ORIGINAL LTV (%)	Mortgage Loans	Cut-off Date	Cut-off Date
2.00 to 10.00	3	$373,865.98	0.05%
10.01 to 20.00	8	1,444,698.24	0.2
20.01 to 30.00	22	5,335,299.49	0.75
30.01 to 40.00	64	21,910,321.16	3.06
40.01 to 50.00	136	47,737,598.26	6.67
50.01 to 60.00	174	73,479,342.94	10.27
60.01 to 65.00	114	48,492,302.21	6.77
65.01 to 70.00	236	95,979,693.11	13.41
70.01 to 75.00	257	98,601,719.41	13.78
75.01 to 80.00	682	228,106,264.26	31.87
80.01 to 85.00	18	6,764,731.89	0.95
85.01 to 90.00	40	12,320,883.03	1.72
90.01 to 95.00	31	8,747,547.76	1.22
95.01 to 100.00	190	66,476,901.38	9.29
Total:	1,975	$715,771,169.12	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
EFFECTIVE LTV (1) (%)	Mortgage Loans	Cut-off Date	Cut-off Date
2.00 to 10.00	3	$373,865.98	0.05%
10.01 to 20.00	8	1,444,698.24	0.20
20.01 to 30.00	25	6,409,299.49	0.90
30.01 to 40.00	65	22,585,321.16	3.16
40.01 to 50.00	157	51,912,183.26	7.25
50.01 to 60.00	189	79,744,630.50	11.14
60.01 to 65.00	121	50,028,362.60	6.99
65.01 to 70.00	407	159,304,669.21	22.26
70.01 to 75.00	268	104,117,851.00	14.55
75.01 to 80.00	673	226,179,059.33	31.60
80.01 to 85.00	14	3,788,322.62	0.53
85.01 to 90.00	30	6,962,656.36	0.97
90.01 to 95.00	15	2,920,249.37	0.41
Total:	1,975	$715,771,169.12	100.00%
(1) Effective LTV is defined as the following: original loan balance less amount of the pledge account divided by the lesser of the appraised value or sales price of the property.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
CREDIT SCORE	Mortgage Loans	Cut-off Date	Cut-off Date
Not Scored	2	$660,986.61	0.09%
473 to 479	1	98,200.00	0.01
480 to 499	2	158,304.74	0.02
500 to 519	2	429,463.02	0.06
520 to 539	4	572,073.84	0.08
540 to 559	4	819,572.18	0.11
560 to 579	7	1,125,357.53	0.16
580 to 599	4	1,497,550.78	0.21
600 to 619	15	5,364,894.95	0.75
620 to 639	19	8,841,008.46	1.24
640 to 659	56	20,526,417.01	2.87
660 to 679	117	44,816,092.80	6.26
680 to 699	228	89,188,174.21	12.46
700 to 719	261	101,239,419.73	14.14
720 to 739	244	86,206,356.98	12.04
740 to 759	260	98,179,333.87	13.72
760 to 779	353	130,739,379.10	18.27
780 to 799	286	92,520,900.69	12.93
800 to 819	108	29,862,082.62	4.17
820 to 838	2	2,925,600.00	0.41
Total:	1,975	$715,771,169.12	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
AMORTIZATION	Mortgage Loans	Cut-off Date	Cut-off Date
Interest Only	1,973	$715,262,175.84	99.93%
Principal and Interest	2	508,993.28	0.07
Total:	1,975	$715,771,169.12	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
DOCUMENTATION	Mortgage Loans	Cut-off Date	Cut-off Date
Full Documentation	1,275	$412,746,246.46	57.66%
Alternative Documentation	187	94,838,980.19	13.25
Asset Verification/No Income Verification	227	88,973,230.84	12.43
Lite Documentation	131	56,927,740.86	7.95
Limited Documentation	126	49,977,586.63	6.98
No Income/No Asset	12	7,659,450.00	1.07
No Ratio	14	3,099,500.00	0.43
Streamlined Documentation	2	1,289,994.14	0.18
Reduced Documentation	1	258,440.00	0.04
Total:	1,975	$715,771,169.12	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
OCCUPANCY	Mortgage Loans	Cut-off Date	Cut-off Date
Primary	1,688	$620,780,689.09	86.73%
Second Home	196	77,558,263.57	10.84
Investment	91	17,432,216.46	2.44
Total:	1,975	$715,771,169.12	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
PROPERTY TYPE	Mortgage Loans	Cut-off Date	Cut-off Date
Single Family	1,212	$455,148,739.75	63.59%
Planned Unit Development	491	182,263,982.33	25.46
Condominium	221	61,258,546.09	8.56
Two-to-Four Family	28	9,130,368.57	1.28
Cooperative	18	6,738,550.31	0.94
Townhouse	5	1,230,982.07	0.17
Total:	1,975	$715,771,169.12	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
PURPOSE	Mortgage Loans	Cut-off Date	Cut-off Date
Purchase	887	$333,821,321.05	46.64%
Refinance (Cash-out)	598	228,464,511.75	31.92
Refinance (Rate-Term)	490	153,485,336.32	21.44
Total:	1,975	$715,771,169.12	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
STATES	Mortgage Loans	Cut-off Date	Cut-off Date
Alabama	7	$1,195,857.69	0.17%
Alaska	3	416,500.00	0.06
Arizona	82	25,949,547.54	3.63
Arkansas	6	1,447,269.13	0.20
California	354	181,920,145.37	25.42
Colorado	95	28,379,195.22	3.96
Connecticut	31	19,105,111.69	2.67
Delaware	8	1,370,875.95	0.19
District of Columbia	8	6,525,672.36	0.91
Florida	230	84,031,856.32	11.74
Georgia	63	18,440,323.46	2.58
Hawaii	17	9,833,111.50	1.37
Idaho	4	424,254.73	0.06
Illinois	47	15,272,946.43	2.13
Indiana	10	2,652,668.69	0.37
Iowa	2	921,250.00	0.13
Kansas	15	3,640,449.57	0.51
Kentucky	4	829,858.16	0.12
Louisiana	7	1,551,619.31	0.22
Maine	5	730,155.01	0.10
Maryland	43	15,547,038.94	2.17
Massachusetts	43	19,359,011.56	2.70
Michigan	51	15,546,028.41	2.17
Minnesota	28	7,950,067.02	1.11
Mississippi	2	268,800.00	0.04
Missouri	13	4,916,716.79	0.69
Montana	7	2,040,906.08	0.29
Nebraska	5	1,653,249.99	0.23
Nevada	40	13,714,117.58	1.92
New Hampshire	10	2,676,383.61	0.37
New Jersey	80	30,669,812.35	4.28
New Mexico	11	2,353,602.42	0.33
New York	114	48,134,606.71	6.72
North Carolina	59	17,362,611.83	2.43
Ohio	114	21,404,558.21	2.99
Oklahoma	14	3,856,565.53	0.54
Oregon	9	2,330,410.00	0.33
Pennsylvania	49	14,242,551.63	1.99
Rhode Island	3	1,014,349.48	0.14
South Carolina	22	6,925,269.43	0.97
South Dakota	1	152,000.00	0.02
Tennessee	26	6,570,724.49	0.92
Texas	93	26,092,694.65	3.65
Utah	29	6,668,635.72	0.93
Vermont	4	446,903.44	0.06
Virginia	58	19,922,109.46	2.78
Virgin Islands	2	376,646.60	0.05
Washington	38	16,881,034.90	2.36
West Virginia	1	175,803.98	0.02
Wisconsin	7	1,229,489.70	0.17
Wyoming	1	649,800.48	0.09
Total:	1,975	$715,771,169.12	100.00%

Group 1 Mortgage Loans As of the Cut-off Date

TOTAL CURRENT BALANCE	$448,390,267.21
NUMBER OF LOANS	1,183

		Minimum	Maximum
AVG CURRENT BALANCE	$379,028.12	$50,000.00	$5,800,000.00
AVG ORIGINAL BALANCE	$379,364.83	$50,000.00	$5,800,000.00

WAVG LOAN RATE	3.542%	2.500%	5.000%
WAVG EXPENSE FEE(1)	0.387%	0.385%	0.760%
WAVG NET LOAN RATE	3.155%	2.116%	4.616%

WAVG GROSS MARGIN	1.675%	1.000%	2.750%
WAVG MAXIMUM LOAN RATE	12.055%	11.000%	12.500%

WAVG ORIGINAL LTV	69.20%	16.30%	100.00%
WAVG EFFECTIVE LTV(2)	68.31%	16.30%	95.00%

WAVG CREDIT SCORE(3)	735	576	838

WAVG ORIGINAL TERM	335 months	300 months	360 months
WAVG REMAINING TERM	334 months	283 months	360 months
WAVG SEASONING	1 months	0 months	24 months

WAVG NEXT RATE RESET	3 months	1 months	6 months
WAVG RATE ADJ FREQ	4 months	1 months	6 months
WAVG FIRST RATE ADJ FREQ	4 months	1 months	6 months

WAVG IO ORIGINAL TERM(4)	117 months	60 months	120 months
WAVG IO REMAINING TERM(4)	116 months	36 months	120 months

TOP STATE CONCENTRATIONS($)	CA(27.82%),FL(12.58%),CO(4.13%),AZ(3.82%),OH(3.60%)
MAXIMUM ZIP CODE CONCENTRATION($)	34228(1.29%)

FIRST PAY DATE		12/01/02	12/01/04
NEXT RATE CHANGE DATE		12/01/04	05/01/05
MATURITY DATE		06/01/28	11/01/34

(1)     Expense Fee is defined as the sum of the servicing fee and the trustee fee.

(2)     Effective LTV is defined as the following: original loan balance less amount of the pledge account divided by the lesser of the appraised value or sales price of the property.

(3)     Original Credit Scores.

(4)     Includes Interest-Only Loans only.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
INDEX	Mortgage Loans	Cut-off Date	Cut-off Date
1 M LIBOR	526	$224,195,016.58	50.00%
6 M LIBOR	657	224,195,250.63	50.00
Total:	1,183	$448,390,267.21	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
DELINQUENCY	Mortgage Loans	Cut-off Date	Cut-off Date
Current	1,183	$448,390,267.21	100.00%
Total:	1,183	$448,390,267.21	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
CURRENT BALANCE ($)	Mortgage Loans	Cut-off Date	Cut-off Date
50,000.00 to 100,000.00	73	$6,182,450.00	1.38%
100,000.01 to 200,000.00	304	45,509,886.64	10.15
200,000.01 to 300,000.00	242	60,292,850.98	13.45
300,000.01 to 400,000.00	182	63,360,937.88	14.13
400,000.01 to 500,000.00	134	60,343,912.59	13.46
500,000.01 to 600,000.00	85	46,673,266.64	10.41
600,000.01 to 700,000.00	35	22,853,575.00	5.10
700,000.01 to 800,000.00	40	29,826,959.38	6.65
800,000.01 to 900,000.00	12	10,392,150.00	2.32
900,000.01 to 1,000,000.00	32	31,803,046.50	7.09
1,000,000.01 to 1,500,000.00	26	32,114,416.60	7.16
1,500,000.01 to 2,000,000.00	12	20,925,350.00	4.67
2,000,000.01 to 2,500,000.00	3	6,941,465.00	1.55
2,500,000.01 to 3,000,000.00	2	5,370,000.00	1.20
3,000,000.01 or 5,800,000.00	1	5,800,000.00	1.29
Total:	1,183	$448,390,267.21	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
LOAN RATE (%)	Mortgage Loans	Cut-off Date	Cut-off Date
2.500 to 2.500	1	$84,900.00	0.02%
2.501 to 2.750	11	3,593,348.90	0.80
2.751 to 3.000	67	30,120,557.57	6.72
3.001 to 3.250	252	97,491,312.94	21.74
3.251 to 3.500	268	104,087,248.90	23.21
3.501 to 3.750	303	110,478,894.77	24.64
3.751 to 4.000	215	81,603,144.13	18.20
4.001 to 4.250	47	14,444,810.00	3.22
4.251 to 4.500	18	5,923,550.00	1.32
4.751 to 5.000	1	562,500.00	0.13
Total:	1,183	$448,390,267.21	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
GROSS MARGIN (%)	Mortgage Loans	Cut-off Date	Cut-off Date
1.000	4	$1,028,550.00	0.23%
1.125	15	6,125,703.98	1.37
1.250	45	16,077,235.85	3.59
1.375	201	89,632,874.00	19.99
1.500	205	75,425,929.58	16.82
1.625	195	64,618,317.61	14.41
1.750	146	51,183,309.86	11.41
1.875	130	48,775,182.13	10.88
2.000	121	47,305,887.13	10.55
2.125	49	23,113,260.47	5.15
2.250	70	24,431,436.60	5.45
2.375	1	110,080.00	0.02
2.750	1	562,500.00	0.13
Total:	1,183	$448,390,267.21	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
ORIGINAL TERM (Months)	Mortgage Loans	Cut-off Date	Cut-off Date
300	424	$188,103,211.18	41.95%
360	759	260,287,056.03	58.05
Total:	1,183	$448,390,267.21	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
REMAINING TERM (Months)	Mortgage Loans	Cut-off Date	Cut-off Date
283 to 288	1	$324,016.15	0.07%
289 to 294	2	277,995.39	0.06
295 to 300	421	187,501,199.64	41.82
331 to 336	1	115,000.00	0.03
343 to 348	2	732,700.00	0.16
349 to 354	7	1,791,495.80	0.4
355 to 360	749	257,647,860.23	57.46
Total:	1,183	$448,390,267.21	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
IO REMAINING TERM (Months) (1)	Mortgage Loans	Cut-off Date	Cut-off Date
36 to 36	1	$115,000.00	0.03%
43 to 48	2	732,700.00	0.16
49 to 54	1	220,000.00	0.05
55 to 60	77	24,270,300.00	5.42
103 to 108	1	324,016.15	0.07
109 to 114	8	1,849,491.19	0.41
115 to 120	1,091	420,369,766.59	93.86
Total:	1,181	$447,881,273.93	100.00%
(1) Interest-Only Loans only.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
PREPAY TERM (Months)	Mortgage Loans	Cut-off Date	Cut-off Date
0	839	$345,286,721.10	77.01%
36	344	103,103,546.11	22.99
Total:	1,183	$448,390,267.21	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
RATE CHANGE DATE	Mortgage Loans	Cut-off Date	Cut-off Date
December 2004	527	$225,566,952.56	50.31%
January 2005	28	14,368,416.93	3.2
February 2005	30	10,515,830.30	2.35
March 2005	77	23,248,721.66	5.18
April 2005	302	96,963,231.84	21.62
May 2005	219	77,727,113.92	17.33
Total:	1,183	$448,390,267.21	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
ORIGINAL LTV (%)	Mortgage Loans	Cut-off Date	Cut-off Date
16.30 to 20.00	5	$1,260,000.00	0.28%
20.01 to 30.00	15	3,993,713.19	0.89
30.01 to 40.00	40	16,081,300.00	3.59
40.01 to 50.00	69	28,903,361.56	6.45
50.01 to 60.00	108	52,422,851.33	11.69
60.01 to 65.00	75	32,204,852.36	7.18
65.01 to 70.00	173	69,274,777.01	15.45
70.01 to 75.00	174	65,690,806.53	14.65
75.01 to 80.00	469	159,959,650.65	35.67
80.01 to 85.00	7	1,352,081.05	0.3
85.01 to 90.00	19	4,943,032.60	1.1
90.01 to 95.00	9	2,664,289.93	0.59
95.01 to 100.00	20	9,639,551.00	2.15
Total:	1,183	$448,390,267.21	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
EFFECTIVE LTV (1) (%)	Mortgage Loans	Cut-off Date	Cut-off Date
16.30 to 20.00	5	$1,260,000.00	0.28%
20.01 to 30.00	18	5,067,713.19	1.13
30.01 to 40.00	40	16,081,300.00	3.59
40.01 to 50.00	69	28,903,361.56	6.45
50.01 to 60.00	113	54,692,851.33	12.20
60.01 to 65.00	75	32,204,852.36	7.18
65.01 to 70.00	187	77,285,328.01	17.24
70.01 to 75.00	174	65,690,806.53	14.65
75.01 to 80.00	469	159,959,650.65	35.67
80.01 to 85.00	7	1,352,081.05	0.30
85.01 to 90.00	18	4,228,032.60	0.94
90.01 to 95.00	8	1,664,289.93	0.37
Total:	1,183	$448,390,267.21	100.00%
(1) Effective LTV is defined as the following: original loan balance less amount of the pledge account divided by the lesser of the appraised value or sales price of the property.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
CREDIT SCORE	Mortgage Loans	Cut-off Date	Cut-off Date
576 to 579	1	$154,000.00	0.03%
580 to 599	2	1,265,000.00	0.28
600 to 619	3	841,900.00	0.19
620 to 639	8	4,841,450.00	1.08
640 to 659	26	10,093,606.04	2.25
660 to 679	78	26,127,699.95	5.83
680 to 699	150	60,215,263.10	13.43
700 to 719	179	67,024,505.13	14.95
720 to 739	160	58,765,765.69	13.11
740 to 759	155	63,742,107.10	14.22
760 to 779	216	83,411,979.37	18.60
780 to 799	161	56,732,008.73	12.65
800 to 819	43	14,749,382.10	3.29
820 to 838	1	425,600.00	0.09
Total:	1,183	$448,390,267.21	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
AMORTIZATION	Mortgage Loans	Cut-off Date	Cut-off Date
Interest Only	1,181	$447,881,273.93	99.89%
Principal and Interest	2	508,993.28	0.11
Total:	1,183	$448,390,267.21	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
DOCUMENTATION	Mortgage Loans	Cut-off Date	Cut-off Date
Full Documentation	610	$197,125,958.45	43.96%
Alternative Documentation	167	87,856,429.46	19.59
Asset Verification/No Income Verification	183	71,390,165.84	15.92
Lite Documentation	115	49,384,939.86	11.01
Limited Documentation	84	32,510,383.60	7.25
No Income/No Asset	10	7,014,450.00	1.56
No Ratio	13	2,849,500.00	0.64
Reduced Documentation	1	258,440.00	0.06
Total:	1,183	$448,390,267.21	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
OCCUPANCY	Mortgage Loans	Cut-off Date	Cut-off Date
Primary	1,020	$382,176,668.39	85.23%
Second Home	119	55,464,953.82	12.37
Investment	44	10,748,645.00	2.40
Total:	1,183	$448,390,267.21	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
PROPERTY TYPE	Mortgage Loans	Cut-off Date	Cut-off Date
Single Family	715	$279,422,212.79	62.32%
Planned Unit Development	322	120,963,457.30	26.98
Condominium	124	37,124,478.05	8.28
Two-to-Four Family	15	5,895,377.00	1.31
Cooperative	5	4,488,000.00	1.00
Townhouse	2	496,742.07	0.11
Total:	1,183	$448,390,267.21	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
PURPOSE	Mortgage Loans	Cut-off Date	Cut-off Date
Purchase	432	$180,487,880.61	40.25%
Refinance (Cash-out)	394	157,915,320.69	35.22
Refinance (Rate-Term)	357	109,987,065.91	24.53
Total:	1,183	$448,390,267.21	100.00%

Total Mortgage Loans As of the Cut-off Date

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
STATES	Mortgage Loans	Cut-off Date	Cut-off Date
Alabama	3	$658,916.00	0.15%
Alaska	2	286,500.00	0.06
Arizona	53	17,126,095.77	3.82
Arkansas	4	1,205,560.00	0.27
California	249	124,735,459.96	27.82
Colorado	64	18,523,786.11	4.13
Connecticut	6	5,795,203.60	1.29
Delaware	6	1,279,000.00	0.29
District of Columbia	5	4,812,000.00	1.07
Florida	143	56,388,345.82	12.58
Georgia	37	11,451,572.93	2.55
Hawaii	12	7,407,300.00	1.65
Idaho	1	111,600.00	0.02
Illinois	28	10,737,000.00	2.39
Indiana	7	1,839,586.15	0.41
Iowa	1	491,250.00	0.11
Kansas	11	3,139,113.60	0.70
Louisiana	1	284,000.00	0.06
Maine	3	560,200.00	0.12
Maryland	29	11,836,844.07	2.64
Massachusetts	28	13,773,264.23	3.07
Michigan	33	9,499,762.47	2.12
Minnesota	23	7,002,900.00	1.56
Mississippi	1	96,000.00	0.02
Missouri	7	3,183,978.26	0.71
Montana	4	1,920,500.00	0.43
Nebraska	1	336,000.00	0.07
Nevada	29	10,744,340.94	2.40
New Hampshire	6	1,528,750.00	0.34
New Jersey	35	13,819,983.19	3.08
New Mexico	2	292,800.00	0.07
New York	25	14,960,089.32	3.34
North Carolina	46	13,483,496.95	3.01
Ohio	89	16,123,727.43	3.60
Oklahoma	3	1,814,730.00	0.40
Oregon	6	1,664,150.00	0.37
Pennsylvania	25	7,726,325.00	1.72
Rhode Island	2	865,000.00	0.19
South Carolina	11	3,928,152.33	0.88
South Dakota	1	152,000.00	0.03
Tennessee	19	4,928,475.39	1.10
Texas	37	11,904,224.15	2.65
Utah	17	3,448,527.00	0.77
Virginia	38	13,379,815.68	2.98
Washington	27	12,687,620.86	2.83
Wisconsin	3	456,320.00	0.10
Total:	1,183	$448,390,267.21	100.00%

Group 2 Mortgage Loans As of the Cut-off Date

TOTAL CURRENT BALANCE	$89,743,870.64
NUMBER OF LOANS	250

		Minimum	Maximum
AVG CURRENT BALANCE	$358,975.48	$40,782.38	$1,800,000.00
AVG ORIGINAL BALANCE	$359,545.92	$50,000.00	$1,800,000.00

WAVG LOAN RATE	3.681%	2.375%	5.000%
WAVG EXPENSE FEE(1)	0.385%	0.385%	0.385%
WAVG NET LOAN RATE	3.297%	1.991%	4.616%

WAVG GROSS MARGIN	1.747%	1.125%	3.000%
WAVG MAXIMUM LOAN RATE	12.075%	12.000%	12.500%

WAVG ORIGINAL LTV	70.53%	18.73%	100.00%
WAVG EFFECTIVE LTV(2)	70.11%	18.73%	95.00%

WAVG CREDIT SCORE(3)	735	611	816

WAVG ORIGINAL TERM	340 months	300 months	360 months
WAVG REMAINING TERM	338 months	298 months	360 months
WAVG SEASONING	1 months	0 months	14 months

WAVG NEXT RATE RESET	5 months	1 months	6 months
WAVG RATE ADJ FREQ	6 months	6 months	6 months
WAVG FIRST RATE ADJ FREQ	6 months	6 months	6 months

WAVG IO ORIGINAL TERM(4)	112 months	60 months	120 months
WAVG IO REMAINING TERM(4)	111 months	46 months	120 months

TOP STATE CONCENTRATIONS($)	CA(27.43%),FL(10.73%),CO(7.50%),TX(5.29%),AZ(5.15%)
MAXIMUM ZIP CODE CONCENTRATION($)	10021(2.01%)

FIRST PAY DATE		10/01/03	12/01/04
NEXT RATE CHANGE DATE		12/01/04	05/01/05
MATURITY DATE		09/01/29	11/01/34

(1)     Expense Fee is defined as the sum of the servicing fee and the trustee fee.

(2)     Effective LTV is defined as the following: original loan balance less amount of the pledge account divided by the lesser of the appraised value or sales price of the property.

(3)     Original Credit Scores.

(4)     Includes Interest-Only Loans only.

Group 2 Mortgage Loans As of the Cut-off Date

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
INDEX	Mortgage Loans	Cut-off Date	Cut-off Date
6 M LIBOR	250	$89,743,870.64	100.00%
Total:	250	$89,743,870.64	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
DELINQUENCY	Mortgage Loans	Cut-off Date	Cut-off Date
Current	250	$89,743,870.64	100.00%
Total:	250	$89,743,870.64	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
CURRENT BALANCE ($)	Mortgage Loans	Cut-off Date	Cut-off Date
40,782.38 to 100,000.00	16	$1,181,662.38	1.32%
100,000.01 to 200,000.00	53	8,170,397.26	9.10
200,000.01 to 300,000.00	58	14,609,705.00	16.28
300,000.01 to 400,000.00	43	14,923,914.00	16.63
400,000.01 to 500,000.00	28	12,562,225.00	14.00
500,000.01 to 600,000.00	17	9,529,020.00	10.62
600,000.01 to 700,000.00	14	9,124,350.00	10.17
700,000.01 to 800,000.00	7	5,374,950.00	5.99
800,000.01 to 900,000.00	5	4,275,897.00	4.76
900,000.01 to 1,000,000.00	6	5,751,750.00	6.41
1,000,000.01 to 1,500,000.00	2	2,440,000.00	2.72
1,500,000.01 to 1,800,000.00	1	1,800,000.00	2.01
Total:	250	$89,743,870.64	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
LOAN RATE (%)	Mortgage Loans	Cut-off Date	Cut-off Date
2.375 to 2.500	2	$809,500.00	0.90%
2.501 to 2.750	2	398,040.00	0.44
2.751 to 3.000	9	3,478,780.00	3.88
3.001 to 3.250	20	5,881,794.94	6.55
3.251 to 3.500	51	17,626,369.99	19.64
3.501 to 3.750	80	28,942,269.00	32.25
3.751 to 4.000	71	25,857,166.71	28.81
4.001 to 4.250	10	4,871,000.00	5.43
4.251 to 4.500	4	1,766,950.00	1.97
4.751 to 5.000	1	112,000.00	0.12
Total:	250	$89,743,870.64	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
GROSS MARGIN (%)	Mortgage Loans	Cut-off Date	Cut-off Date
1.125	7	$2,421,700.00	2.70%
1.250	7	2,123,165.00	2.37
1.375	13	4,760,950.00	5.31
1.500	46	16,357,541.00	18.23
1.625	42	15,315,689.00	17.07
1.750	34	13,158,839.00	14.66
1.875	28	10,798,500.00	12.03
2.000	40	13,297,846.71	14.82
2.125	11	3,925,324.93	4.37
2.250	20	7,096,315.00	7.91
2.375	1	376,000.00	0.42
3.000	1	112,000.00	0.12
Total:	250	$89,743,870.64	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
ORIGINAL TERM (Months)	Mortgage Loans	Cut-off Date	Cut-off Date
300	75	$30,613,233.33	34.11%
360	175	59,130,637.31	65.89
Total:	250	$89,743,870.64	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
REMAINING TERM (Months)	Mortgage Loans	Cut-off Date	Cut-off Date
298 to 300	75	$30,613,233.33	34.11%
343 to 348	1	380,000.00	0.42
349 to 354	5	1,446,949.99	1.61
355 to 360	169	57,303,687.32	63.85
Total:	250	$89,743,870.64	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
IO REMAINING TERM (Months)	Mortgage Loans	Cut-off Date	Cut-off Date
46 to 48	1	$380,000.00	0.42%
49 to 54	3	1,069,750.00	1.19
55 to 60	27	10,268,750.00	11.44
109 to 114	2	377,199.99	0.42
115 to 120	217	77,648,170.65	86.52
Total:	250	$89,743,870.64	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
PREPAY TERM (Months)	Mortgage Loans	Cut-off Date	Cut-off Date
0	184	$70,291,405.64	78.32%
36	66	19,452,465.00	21.68
Total:	250	$89,743,870.64	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
RATE CHANGE DATE	Mortgage Loans	Cut-off Date	Cut-off Date
December 2004	9	$2,979,062.94	3.32%
January 2005	14	5,251,317.00	5.85
February 2005	12	4,035,250.00	4.5
March 2005	35	10,579,756.71	11.79
April 2005	103	39,865,219.00	44.42
May 2005	77	27,033,264.99	30.12
Total:	250	$89,743,870.64	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
ORIGINAL LTV (%)	Mortgage Loans	Cut-off Date	Cut-off Date
18.73 to 20.00	2	$137,800.00	0.15%
20.01 to 30.00	2	900,000.00	1
30.01 to 40.00	8	2,894,982.38	3.23
40.01 to 50.00	16	5,956,290.00	6.64
50.01 to 60.00	21	6,694,100.00	7.46
60.01 to 65.00	13	4,679,192.94	5.21
65.01 to 70.00	31	13,569,505.00	15.12
70.01 to 75.00	35	14,030,649.99	15.63
75.01 to 80.00	108	37,107,700.33	41.35
80.01 to 85.00	2	393,000.00	0.44
85.01 to 90.00	7	1,419,800.00	1.58
90.01 to 95.00	4	760,850.00	0.85
95.01 to 100.00	1	1,200,000.00	1.34
Total:	250	$89,743,870.64	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
EFFECTIVE LTV (1) (%)	Mortgage Loans	Cut-off Date	Cut-off Date
18.73 to 20.00	2	$137,800.00	0.15%
20.01 to 30.00	2	900,000.00	1.00
30.01 to 40.00	8	2,894,982.38	3.23
40.01 to 50.00	17	6,128,290.00	6.83
50.01 to 60.00	21	6,694,100.00	7.46
60.01 to 65.00	12	4,507,192.94	5.02
65.01 to 70.00	32	14,769,505.00	16.46
70.01 to 75.00	35	14,030,649.99	15.63
75.01 to 80.00	108	37,107,700.33	41.35
80.01 to 85.00	2	393,000.00	0.44
85.01 to 90.00	7	1,419,800.00	1.58
90.01 to 95.00	4	760,850.00	0.85
Total:	250	$89,743,870.64	100.00%
(1) Effective LTV is defined as the following: original loan balance less amount of the pledge account divided by the lesser of the appraised value or sales price of the property.

			% of Aggregate
	Principal Balance		Principal Balance
Number of	Outstanding as of the		Outstanding as of the
CREDIT SCORE	Mortgage Loans	Cut-off Date	Cut-off Date
611 to 619	1	$50,000.00	0.06%
620 to 639	2	902,000.00	1.01
640 to 659	7	2,047,285.00	2.28
660 to 679	14	6,770,699.99	7.54
680 to 699	37	13,796,070.00	15.37
700 to 719	32	11,620,452.94	12.95
720 to 739	25	7,603,449.00	8.47
740 to 759	43	14,048,716.00	15.65
760 to 779	50	20,394,931.00	22.73
780 to 799	28	9,236,976.71	10.29
800 to 816	11	3,273,290.00	3.65
Total:	250	$89,743,870.64	100.00%

			% of Aggregate
	Principal Balance		Principal Balance
Number of	Outstanding as of the		Outstanding as of the
AMORTIZATION	Mortgage Loans	Cut-off Date	Cut-off Date
Interest Only	250	$89,743,870.64	100.00%
Total:	250	$89,743,870.64	100.00%

			% of Aggregate
	Principal Balance		Principal Balance
Number of	Outstanding as of the		Outstanding as of the
DOCUMENTATION	Mortgage Loans	Cut-off Date	Cut-off Date
Full Documentation	131	$41,402,764.37	46.13%
Asset Verification/No Income Verification	44	17,583,065.00	19.59
Limited Documentation	38	16,103,841.27	17.94
Lite Documentation	16	7,542,801.00	8.40
Alternative Documentation	18	6,216,399.00	6.93
No Income/No Asset	2	645,000.00	0.72
No Ratio	1	250,000.00	0.28
Total:	250	$89,743,870.64	100.00%

			% of Aggregate
	Principal Balance		Principal Balance
Number of	Outstanding as of the		Outstanding as of the
OCCUPANCY	Mortgage Loans	Cut-off Date	Cut-off Date
Primary	216	$79,294,776.31	88.36%
Second Home	24	8,066,364.33	8.99
Investment	10	2,382,730.00	2.66
Total:	250	$89,743,870.64	100.00%

			% of Aggregate
	Principal Balance		Principal Balance
Number of	Outstanding as of the		Outstanding as of the
PROPERTY TYPE	Mortgage Loans	Cut-off Date	Cut-off Date
Single Family	143	$49,584,732.93	55.25%
Planned Unit Development	79	29,065,000.38	32.39
Condominium	24	9,671,897.33	10.78
Townhouse	3	734,240.00	0.82
Two-to-Four Family	1	688,000.00	0.77
Total:	250	$89,743,870.64	100.00%

			% of Aggregate
	Principal Balance		Principal Balance
Number of	Outstanding as of the		Outstanding as of the
PURPOSE	Mortgage Loans	Cut-off Date	Cut-off Date
Purchase	102	$40,705,693.33	45.36%
Refinance (Cash-out)	78	28,274,082.93	31.51
Refinance (Rate-Term)	70	20,764,094.38	23.14
Total:	250	$89,743,870.64	100.00%

			% of Aggregate
	Principal Balance		Principal Balance
Number of	Outstanding as of the		Outstanding as of the
STATES	Mortgage Loans	Cut-off Date	Cut-off Date
Alabama	2	$431,590.00	0.48%
Arizona	13	4,620,749.00	5.15
California	51	24,619,964.38	27.43
Colorado	22	6,732,404.99	7.50
Connecticut	1	380,000.00	0.42
Florida	25	9,627,855.00	10.73
Georgia	6	1,624,052.94	1.81
Hawaii	2	852,374.00	0.95
Idaho	1	219,000.00	0.24
Illinois	7	2,077,294.33	2.31
Iowa	1	430,000.00	0.48
Kentucky	1	246,950.00	0.28
Maryland	7	1,623,400.00	1.81
Massachusetts	4	2,364,500.00	2.63
Michigan	7	2,916,947.00	3.25
Minnesota	3	755,900.00	0.84
Missouri	1	315,000.00	0.35
Nevada	7	2,091,399.00	2.33
New Hampshire	1	772,000.00	0.86
New Mexico	2	492,400.00	0.55
New York	7	3,099,800.00	3.45
North Carolina	8	2,745,215.00	3.06
Ohio	21	4,070,365.00	4.54
Oregon	1	400,000.00	0.45
Pennsylvania	6	2,258,120.00	2.52
South Carolina	5	1,585,820.00	1.77
Tennessee	2	778,000.00	0.87
Texas	16	4,743,250.00	5.29
Utah	4	709,000.00	0.79
Virginia	10	3,492,120.00	3.89
Washington	5	2,585,200.00	2.88
Wisconsin	1	83,200.00	0.09
Total:	250	$89,743,870.64	100.00%

Group 3 Mortgage Loans As of the Cut-off Date

TOTAL CURRENT BALANCE	$177,637,031.27
NUMBER OF LOANS	542

		Minimum	Maximum
AVG CURRENT BALANCE	$327,743.60	$3,212.59	$3,148,578.56
AVG ORIGINAL BALANCE	$372,773.09	$21,000.00	$3,150,000.00

WAVG LOAN RATE	3.304%	2.250%	4.625%
WAVG EXPENSE FEE(1)	0.259%	0.260%	0.260%
WAVG NET LOAN RATE	3.045%	1.991%	4.366%

WAVG GROSS MARGIN	1.804%	0.875%	2.750%
WAVG MAXIMUM LOAN RATE	12.547%	12.000%	13.750%

WAVG ORIGINAL LTV	78.61%	2.00%	100.00%
WAVG CURRENT LTV(2)	73.07%	1.19%	100.00%
WAVG EFFECTIVE LTV(3)	66.93%	2.00%	95.00%

WAVG CREDIT SCORE(4)	732	473	837

WAVG ORIGINAL TERM	300 months	300 months	300 months
WAVG REMAINING TERM	211 months	202 months	215 months
WAVG SEASONING	89 months	85 months	98 months

WAVG NEXT RATE RESET	2 months	1 months	6 months
WAVG RATE ADJ FREQ	3 months	1 months	6 months
WAVG FIRST RATE ADJ FREQ	3 months	1 months	6 months

WAVG IO ORIGINAL TERM	120 months	120 months	120 months
WAVG IO REMAINING TERM	31 months	22 months	35 months

TOP STATE CONCENTRATIONS($)	CA(18.33%),NY(16.93%),FL(10.14%),NJ(9.49%),CT(7.28%)
MAXIMUM ZIP CODE CONCENTRATION($)	06840(1.77%)

FIRST PAY DATE		10/01/96	11/01/97
NEXT RATE CHANGE DATE		12/01/04	05/01/05
MATURITY DATE		09/01/21	10/01/22

(1)     Expense Fee is defined as the sum of the servicing fee and the trustee fee.

(2)     Current LTV is defined as the following: current balance as of the Cut-Off Date divided by the lesser of the appraised value or sales price of the property.

(3)     Effective LTV is defined as the following: original loan balance less amount of the pledge account divided by the lesser of the appraised value or sales price of the property.

(4)     Original Credit Scores.

Group 3 Mortgage Loans As of the Cut-off Date

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
INDEX	Mortgage Loans	Cut-off Date	Cut-off Date
1 M LIBOR	242	$89,710,793.39	50.50%
6 M LIBOR	300	87,926,237.88	49.50
Total:	542	$177,637,031.27	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
DELINQUENCY	Mortgage Loans	Cut-off Date	Cut-off Date
Current	542	$177,637,031.27	100.00%
Total:	542	$177,637,031.27	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
CURRENT BALANCE ($)	Mortgage Loans	Cut-off Date	Cut-off Date
3,212.59 to 100,000.00	125	$6,800,801.19	3.83%
100,000.01 to 200,000.00	128	19,419,658.99	10.93
200,000.01 to 300,000.00	88	21,477,052.70	12.09
300,000.01 to 400,000.00	57	20,049,345.73	11.29
400,000.01 to 500,000.00	42	18,814,785.57	10.59
500,000.01 to 600,000.00	26	14,792,808.41	8.33
600,000.01 to 700,000.00	21	13,793,557.74	7.77
700,000.01 to 800,000.00	13	9,921,233.38	5.59
800,000.01 to 900,000.00	7	6,089,325.10	3.43
900,000.01 to 1,000,000.00	15	14,730,858.51	8.29
1,000,000.01 to 1,500,000.00	14	17,348,937.75	9.77
1,500,000.01 to 2,000,000.00	2	3,759,087.64	2.12
2,000,000.01 to 2,500,000.00	2	4,803,500.00	2.70
2,500,000.01 to 3,000,000.00	1	2,687,500.00	1.51
3,000,000.01 to 3,148,578.56	1	3,148,578.56	1.77
Total:	542	$177,637,031.27	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
LOAN RATE (%)	Mortgage Loans	Cut-off Date	Cut-off Date
2.250 to 2.250	1	$1,100,000.00	0.62%
2.251 to 2.500	5	3,380,810.66	1.90
2.501 to 2.750	12	5,497,823.28	3.09
2.751 to 3.000	75	44,883,647.49	25.27
3.001 to 3.250	92	42,252,223.70	23.79
3.251 to 3.500	121	33,087,763.99	18.63
3.501 to 3.750	96	26,992,590.11	15.20
3.751 to 4.000	57	10,413,602.54	5.86
4.001 to 4.250	60	5,986,976.15	3.37
4.251 to 4.500	9	2,264,917.76	1.28
4.501 to 4.625	14	1,776,675.59	1.00
Total:	542	$177,637,031.27	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
GROSS MARGIN (%)	Mortgage Loans	Cut-off Date	Cut-off Date
0.875	2	$1,730,870.76	0.97%
1.000	1	1,100,000.00	0.62
1.125	4	1,834,350.50	1.03
1.250	3	1,318,435.00	0.74
1.375	15	14,963,475.49	8.42
1.500	33	20,936,934.19	11.79
1.625	51	25,681,932.64	14.46
1.750	71	37,751,515.74	21.25
1.875	44	15,164,256.89	8.54
2.000	65	20,532,807.57	11.56
2.125	53	11,080,315.91	6.24
2.250	98	12,224,769.17	6.88
2.375	29	4,475,618.26	2.52
2.500	18	3,639,591.35	2.05
2.625	25	2,057,095.83	1.16
2.750	30	3,145,061.97	1.77
Total:	542	$177,637,031.27	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
ORIGINAL TERM (Months)	Mortgage Loans	Cut-off Date	Cut-off Date
300	542	$177,637,031.27	100.00%
Total:	542	$177,637,031.27	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
REMAINING TERM (Months)	Mortgage Loans	Cut-off Date	Cut-off Date
202 to 204	7	$2,087,372.12	1.18%
205 to 210	216	67,737,379.90	38.13
211 to 215	319	107,812,279.25	60.69
Total:	542	$177,637,031.27	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
IO REMAINING TERM (Months)	Mortgage Loans	Cut-off Date	Cut-off Date
22 to 24	7	$2,087,372.12	1.18%
25 to 30	216	67,737,379.90	38.13
31 to 35	319	107,812,279.25	60.69
Total:	542	$177,637,031.27	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
PREPAY TERM (Months)	Mortgage Loans	Cut-off Date	Cut-off Date
0	542	$177,637,031.27	100.00%
Total:	542	$177,637,031.27	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
RATE CHANGE DATE	Mortgage Loans	Cut-off Date	Cut-off Date
December 2004	295	$105,172,169.42	59.21%
January 2005	63	17,324,883.94	9.75
February 2005	60	15,465,909.30	8.71
March 2005	35	15,445,251.65	8.69
April 2005	27	6,808,955.95	3.83
May 2005	62	17,419,861.01	9.81
Total:	542	$177,637,031.27	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
ORIGINAL LTV (%)	Mortgage Loans	Cut-off Date	Cut-off Date
2.00 to 10.00	3	$373,865.98	0.21%
10.01 to 20.00	1	46,898.24	0.03
20.01 to 30.00	5	441,586.30	0.25
30.01 to 40.00	16	2,934,038.78	1.65
40.01 to 50.00	51	12,877,946.70	7.25
50.01 to 60.00	45	14,362,391.61	8.09
60.01 to 65.00	26	11,608,256.91	6.53
65.01 to 70.00	32	13,135,411.10	7.39
70.01 to 75.00	48	18,880,262.89	10.63
75.01 to 80.00	105	31,038,913.28	17.47
80.01 to 85.00	9	5,019,650.84	2.83
85.01 to 90.00	14	5,958,050.43	3.35
90.01 to 95.00	18	5,322,407.83	3
95.01 to 100.00	169	55,637,350.38	31.32
Total:	542	$177,637,031.27	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
CURRENT LTV (1) (%)	Mortgage Loans	Cut-off Date	Cut-off Date
1.19 to 10.00	14	$616,542.76	0.35%
10.01 to 20.00	16	1,631,967.89	0.92
20.01 to 30.00	22	2,232,536.29	1.26
30.01 to 40.00	30	5,871,338.37	3.31
40.01 to 50.00	55	15,736,310.60	8.86
50.01 to 60.00	59	20,541,092.89	11.56
60.01 to 65.00	26	11,173,980.18	6.29
65.01 to 70.00	38	14,686,951.61	8.27
70.01 to 75.00	53	19,961,576.46	11.24
75.01 to 80.00	79	26,349,484.23	14.83
80.01 to 85.00	12	6,902,948.61	3.89
85.01 to 90.00	18	8,561,635.08	4.82
90.01 to 95.00	20	4,362,131.03	2.46
95.01 to 100.00	100	39,008,535.27	21.96
Total:	542	$177,637,031.27	100.00%
(1) Current LTV is defined as the following: current balance as of the Cut-Off Date divided by the lesser of the appraised value or sales price of the property.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
EFFECTIVE LTV (1) (%)	Mortgage Loans	Cut-off Date	Cut-off Date
2.00 to 10.00	3	$373,865.98	0.21%
10.01 to 20.00	1	46,898.24	0.03
20.01 to 30.00	5	441,586.30	0.25
30.01 to 40.00	17	3,609,038.78	2.03
40.01 to 50.00	71	16,880,531.70	9.50
50.01 to 60.00	55	18,357,679.17	10.33
60.01 to 65.00	34	13,316,317.30	7.50
65.01 to 70.00	188	67,249,836.20	37.86
70.01 to 75.00	59	24,396,394.48	13.73
75.01 to 80.00	96	29,111,708.35	16.39
80.01 to 85.00	5	2,043,241.57	1.15
85.01 to 90.00	5	1,314,823.76	0.74
90.01 to 95.00	3	495,109.44	0.28
Total:	542	$177,637,031.27	100.00%
(1) Effective LTV is defined as the following: original loan balance less amount of the pledge account divided by the lesser of the appraised value or sales price of the property.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
CREDIT SCORE (1)	Mortgage Loans	Cut-off Date	Cut-off Date
Not Scored	2	$660,986.61	0.37%
473 to 479	1	98,200.00	0.06
480 to 499	2	158,304.74	0.09
500 to 519	2	429,463.02	0.24
520 to 539	4	572,073.84	0.32
540 to 559	4	819,572.18	0.46
560 to 579	6	971,357.53	0.55
580 to 599	2	232,550.78	0.13
600 to 619	11	4,472,994.95	2.52
620 to 639	9	3,097,558.46	1.74
640 to 659	23	8,385,525.97	4.72
660 to 679	25	11,917,692.86	6.71
680 to 699	41	15,176,841.11	8.54
700 to 719	50	22,594,461.66	12.72
720 to 739	59	19,837,142.29	11.17
740 to 759	62	20,388,510.77	11.48
760 to 779	87	26,932,468.73	15.16
780 to 799	97	26,551,915.25	14.95
800 to 819	54	11,839,410.52	6.66
820 to 837	1	2,500,000.00	1.41
Total:	542	$177,637,031.27	100.00%
(1) Credit Scores as of November 2004.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
AMORTIZATION	Mortgage Loans	Cut-off Date	Cut-off Date
Interest Only	542	$177,637,031.27	100.00%
Total:	542	$177,637,031.27	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
DOCUMENTATION	Mortgage Loans	Cut-off Date	Cut-off Date
Full Documentation	534	$174,217,523.64	98.08%
Limited Documentation	4	1,363,361.76	0.77
Streamlined Documentation	2	1,289,994.14	0.73
Alternative Documentation	2	766,151.73	0.43
Total:	542	$177,637,031.27	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
OCCUPANCY	Mortgage Loans	Cut-off Date	Cut-off Date
Primary	452	$159,309,244.39	89.68%
Second Home	53	14,026,945.42	7.90
Investment	37	4,300,841.46	2.42
Total:	542	$177,637,031.27	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
PROPERTY TYPE	Mortgage Loans	Cut-off Date	Cut-off Date
Single Family	354	$126,141,794.03	71.01%
Planned Unit Development	90	32,235,524.65	18.15
Condominium	73	14,462,170.71	8.14
Two-to-Four Family	12	2,546,991.57	1.43
Cooperative	13	2,250,550.31	1.27
Total:	542	$177,637,031.27	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
PURPOSE	Mortgage Loans	Cut-off Date	Cut-off Date
Purchase	353	$112,627,747.11	63.40%
Refinance (Cash-out)	126	42,275,108.13	23.80
Refinance (Rate-Term)	63	22,734,176.03	12.80
Total:	542	$177,637,031.27	100.00%

Group 3 Mortgage Loans As of the Cut-off Date

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
STATES	Mortgage Loans	Cut-off Date	Cut-off Date
Alabama	2	$105,351.69	0.06%
Alaska	1	130,000.00	0.07
Arizona	16	4,202,702.77	2.37
Arkansas	2	241,709.13	0.14
California	54	32,564,721.03	18.33
Colorado	9	3,123,004.12	1.76
Connecticut	24	12,929,908.09	7.28
Delaware	2	91,875.95	0.05
District of Columbia	3	1,713,672.36	0.96
Florida	62	18,015,655.50	10.14
Georgia	20	5,364,697.59	3.02
Hawaii	3	1,573,437.50	0.89
Idaho	2	93,654.73	0.05
Illinois	12	2,458,652.10	1.38
Indiana	3	813,082.54	0.46
Kansas	4	501,335.97	0.28
Kentucky	3	582,908.16	0.33
Louisiana	6	1,267,619.31	0.71
Maine	2	169,955.01	0.10
Maryland	7	2,086,794.87	1.17
Massachusetts	11	3,221,247.33	1.81
Michigan	11	3,129,318.94	1.76
Minnesota	2	191,267.02	0.11
Mississippi	1	172,800.00	0.10
Missouri	5	1,417,738.53	0.80
Montana	3	120,406.08	0.07
Nebraska	4	1,317,249.99	0.74
Nevada	4	878,377.64	0.49
New Hampshire	3	375,633.61	0.21
New Jersey	45	16,849,829.16	9.49
New Mexico	7	1,568,402.42	0.88
New York	82	30,074,717.39	16.93
North Carolina	5	1,133,899.88	0.64
Ohio	4	1,210,465.78	0.68
Oklahoma	11	2,041,835.53	1.15
Oregon	2	266,260.00	0.15
Pennsylvania	18	4,258,106.63	2.40
Rhode Island	1	149,349.48	0.08
South Carolina	6	1,411,297.10	0.79
Tennessee	5	864,249.10	0.49
Texas	40	9,445,220.50	5.32
Utah	8	2,511,108.72	1.41
Vermont	4	446,903.44	0.25
Virginia	10	3,050,173.78	1.72
Virgin Islands	2	376,646.60	0.21
Washington	6	1,608,214.04	0.91
West Virginia	1	175,803.98	0.10
Wisconsin	3	689,969.70	0.39
Wyoming	1	649,800.48	0.37
Total:	542	$177,637,031.27	100.00%

Discount Margin Table (To Call)

Prepayment Speed	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR
	Discount Margin	Discount Margin	Discount Margin	Discount Margin	Discount Margin
A-1
Price 100.00000	31	31	31	31	31
WAL	7.46	5.23	3.91	3.05	2.47
Mod Dur	6.46	4.69	3.59	2.84	2.32
Principal Window	Dec04 - Apr21	Dec04 - Jun17	Dec04 - Sep14	Dec04 - Aug12	Dec04 - Mar11
A-2
Price 100.00000	33	33	33	33	33
WAL	7.44	5.23	3.91	3.05	2.47
Mod Dur	6.31	4.60	3.54	2.81	2.30
Principal Window	Dec04 - Apr21	Dec04 - Jun17	Dec04 - Sep14	Dec04 - Aug12	Dec04 - Mar11
A-3
Price 100.00000	31	31	31	31	31
WAL	6.00	4.62	3.64	2.93	2.41
Mod Dur	5.34	4.19	3.36	2.74	2.27
Principal Window	Dec04 - Apr21	Dec04 - Jun17	Dec04 - Sep14	Dec04 - Aug12	Dec04 - Mar11

Discount Margin Table (To Maturity)

Prepayment Speed	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR
	Discount Margin	Discount Margin	Discount Margin	Discount Margin	Discount Margin
A-1
Price 100.00000	32	33	33	34	34
WAL	7.97	5.69	4.30	3.38	2.74
Mod Dur	6.79	5.01	3.87	3.10	2.54
Principal Window	Dec04 - Oct34	Dec04 - Oct34	Dec04 - Oct34	Dec04 - Oct34	Dec04 - Oct34
A-2
Price 100.00000	34	35	35	35	36
WAL	7.97	5.69	4.30	3.38	2.74
Mod Dur	6.62	4.90	3.80	3.05	2.51
Principal Window	Dec04 - Sep34	Dec04 - Sep34	Dec04 - Sep34	Dec04 - Sep34	Dec04 - Sep34
A-3
Price 100.00000	31	32	32	33	33
WAL	6.01	4.72	3.80	3.11	2.59
Mod Dur	5.35	4.27	3.48	2.88	2.42
Principal Window	Dec04 - Jun22	Dec04 - Jun22	Dec04 - Jun22	Dec04 - Jun22	Dec04 - Jun22